DREYFUS HIGH YIELD STRATEGIES FUND

200 Park Avenue, New York, New York 10166

CHANGES TO PROXY STATEMENT DATED JUNE 15, 2009

Dear Shareholder:

The enclosed Proxy Statement dated June 15, 2009 is hereby amended to correct a technical error. **The Proxy Statement and copies of the Fund's most recent Annual Report to Shareholders are available at www.dreyfus.com/closedendfund.htm, not www.dreyfus.com.** We apologize for any inconvenience.

Sincerely,

Michael A. Rosenberg

Michael Rosenberg
Secretary

0430bs-09